UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2015

MMRGLOBAL, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 WILSHIRE BLVD., SUITE 200 LOS ANGELES, CA 90010
(Address of Principal Executive Offices) (Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANITORY NOTES

The registrant's Form 8-K/A is being amended hereby to include additional shares that should have been included in the original filing. This amendment also corrects a scrivener's error regarding the date on the cover page of the original filing.

Item 3.02    Unregistered Sales of Equity Securities.

The following is a summary of transactions by us since our previous disclosure on our Form 10-Q filed with the Securities and Exchange Commission on November 14, 2013 involving sales of our securities that were not registered under the Securities Act of 1933, as amended (the "Securities Act"). Each offer and sale was exempt from registration under either Section 4(2) of the Securities Act or Rule 506 under Regulation D of the Securities Act because (i) the securities were offered and sold only to accredited investors; (ii) there was no general solicitation or general advertising related to the offerings; (iii) each investor was given the opportunity to ask questions and receive answers concerning the terms of and conditions of the offering and to obtain additional information; (iv) the investors represented that they were acquiring the securities for their own account and for investment purposes only without intent to distribute to the public; and (v) the securities were issued with restrictive legends and stop transfer orders preventing their transfer, sale or other disposition without an applicable exemption under the Securities Act:

On October 16, 2015, we granted a total of 10,000,000 shares of restricted common stock to an unrelated third-party, at a price of $0.0032 per share.

On October 19, 2015, we granted a total of 7,894,000 shares of restricted stock to an unrelated third party at a price of $0.0038 in consideration of a reduction in payables.

On October 19, 2015, we granted a total of 30,000,000 shares of restricted stock to Spanky LLC owned by David Loftus, an affiliate of the Company, at a price of $0.0038 in consideration of a reduction in payables.

On October 22, 2015, we granted a total of 6,842,105 shares of restricted stock to an unrelated third party at a price of $0.0038 in consideration of a reduction in payables.

On October 22, 2015, The RHL Group, Inc.,an entity affiliated with our Chairman & CEO Robert H. Lorsch elected to purchase 46,000,000 shares of common stock at market price in consideration for a reduction in amounts due of $174,800.00.

All securities granted or sold under these agreements are unregistered, non-transferrable and non-saleable, and may only be resold or transferred if they later become registered or fall under an exemption to the Securities Act and applicable state laws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMRGLOBAL, INC.
October 29, 2015	By: /s/ Robert H. Lorsch Robert H. Lorsch Chief Executive Officer